NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of all Outstanding
                       12 1/4% Mortgage Notes due 2004 and
                   14 1/4% Senior Subordinated Notes due 2005
                               in Exchange for New
                       12 1/4% Mortgage Notes due 2004 and
                   14 1/4% Senior Subordinated Notes due 2005
             Registered Under the Securities Act of 1993, as amended
                                       of
                            LAS VEGAS SANDS, INC. and
                           VENETIAN CASINO RESORT, LLC

         Registered holders of outstanding 12 1/4% Mortgage Notes due 2004 (the "Existing Mortgage Notes") and 14 1/4% Senior Subordinated Notes due 2005 (the "Existing Senior Subordinated Notes" and, together with the Existing Mortgage Notes, the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 12 1/4% Mortgage Notes due 2004 (the "New Mortgage Notes") and 14 1/4% Senior Subordinated Notes due 2005 (the "New Senior Subordinated Notes" and, together with the New Mortgage Notes, the "New Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to First Trust National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Existing Notes" in this Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                          First Trust National Association
                          180 East 5th Street
                          St. Paul, MN  55101
                          Attn: Corporate Finance
                                 Rick Prokosch

                              For Information, call:
                                  (612) 244-0721
                               Fax: (612) 244-0711

         Delivery of this Note of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentleman:

         The undersigned hereby tenders the principal amount of Existing Mortgage Notes and/or Existing Senior Subordinated Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ________, 1998 of Las Vegas Sands, Inc. and Venetian Casino Resort, LLC (the "Prospectus"), receipt of which is hereby acknowledged.

                                    DESCRIPTION OF SECURITIES TENDERED

 Name and address of registered holder as it        Certificate        Aggregate Principal      Principal Amount
   appears on the 12 1/4% Mortgage Notes due        Number(s) of        Amount Represented        of Existing
      2004 ("Existing Mortgage Notes")           Existing Mortgage         by Existing           Mortgage Notes
               (Please Print)                      Notes Tendered        Mortgage Notes*/           Tendered

     -----------------------------------           --------------         --------------         --------------

     -----------------------------------           --------------         --------------         --------------

     -----------------------------------           --------------         --------------         --------------

If Existing Mortgage Notes will be delivered by book-entry transfer to The
Depositary Trust Company, provide account number.

                                                                                 Account Number _______________

 Name and address of registered holder as it        Certificate
   appears on the 14 1/4% Senior Subordinated        Number(s) of      Aggregate Principal      Principal Amount
      Notes due 2005 ("Existing Senior            Existing Senior       Amount Represented     of Existing Senior
            Subordinated Notes")                 Subordinated Notes     by Existing Senior        Subordinated
               (Please Print)                         Tendered         Subordinated Notes*/      Notes Tendered

     -----------------------------------           --------------         --------------         --------------

     -----------------------------------           --------------         --------------         --------------

     -----------------------------------           --------------         --------------         --------------

     -----------------------------------           --------------         --------------         --------------

If Existing Senior Subordinated Notes will be delivered by book-entry transfer to The Depositary Trust Company, provide account number.

                                                                                 Account Number _______________

--------
*/ Must be in denominations of $1,000 and any integral multiple thereof.

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:____________________________    __________________________________
                                             (Authorized Signature)

Address:_________________________________    Title:_____________________________

_________________________________________    Name:______________________________
                              (Zip Code)                  (Please type or print)

Area Code and Telephone Number:              Date:______________________________

-----------------------------------------

    NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X _____________________________

X _____________________________                                ___________
    Signature(s) of Owner(s)                                       Date
    or Authorized Signatory

    Area Code and Telephone Number: ______________________________________

    Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      Please print name(s) and address(es)

Name(s):         ___________________________________________________

                 ___________________________________________________

Capacity:        ___________________________________________________

                 ___________________________________________________

Address(es):     ___________________________________________________

                 ___________________________________________________